UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 4, 2004



EMPIRE RESORTS, INC.

(Exact name of registrant as specified in its charter)



Delaware                     1-12522       	 13-3714474
(State or other jurisdiction (Commission      (IRS Employer
     of incorporation)        File Number)  Identification No.)





204 State Route 17B, Monticello, New York 12701
Address of principal executive offices

Registrant's telephone number, including area code:
(845) 794-4100 ext 478

(Former name or former address, if changed since last report.)


ITEM 5. OTHER EVENTS
On April 4, 2004, Empire Resorts, Inc. issued the attached press release.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits

99.1 Press Release dated May 4, 2004


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Empire has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      						EMPIRE RESORTS, INC.
Dated: May 4, 2004



     						 By  /s/ Robert A. Berman
          						Robert A. Berman
        						Chief Executive Officer










FOR IMMEDIATE RELEASE		Contact: Charles Degliomini
						Empire Resorts, Inc.
						845-794-4100 x 470
						cdegliomini@empireresorts.com


KEY FEDERAL AGENCY ENDORSES CAYUGA NATION
 PLANS FOR AN INDIAN CASINO IN THE CATSKILLS

(Monticello, NY May 4, 2004) Empire Resorts, Inc. (NASDAQ:NYNY) today acknowledged that it had received information concerning the Cayuga Nation of New York?s (the Nation) fee to trust application for gaming purposes. The company confirmed that this information is consistent with reports that the application has been recommended for approval by the Eastern Regional Office of the Bureau of Indian Affairs (BIA). The proposed Cayuga
Catskill Resort is to be developed and managed by Empire Resorts, Inc. and is to be located on approximately 30 acres of land adjacent to the Monticello Raceway, in Sullivan County New York -- just 90 minutes from New York City.

The BIAs findings include recommendations that the subject property be taken into trust for the benefit of the Cayuga Nation and that the development of a Native American gaming establishment at Monticello Raceway be found to be in the best interest of the Cayuga Nation, and would not be detrimental to the surrounding community. The application is still subject to further reviews in Washington prior to final approval by the Secretary of Interior.
In addition, concurrence must be received from the Governor of the state of New York and a gaming compact must be executed between the Nation and the State of New York.
About Empire Resorts, Inc.
Empire Resorts, Inc (NASDAQ: NYNY - News) is involved in the operations and development of gaming activities in New York. It currently operates Monticello Raceway, a harness track in the Catskills area of New York, and is working to develop it into a multi-dimensional gaming resort, including horse racing, video lottery terminals and a Native American casino, to be known as the Cayuga Catskills Resort. The New York State Lottery has approved the raceway as a site for the installation of 1,800 VGM's. Construction is underway for these facilities, which are expected to open on June 30th, 2004. The Cayuga Nation of New York is currently seeking approval by the Bureau of Indian Affairs (BIA) for its request to obtain a site adjacent to the Raceway for the Cayuga Catskills Resort. For more information visit www.empireresorts.com
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Empire Resorts business that are not historical facts are "forward-looking statements" that involve risks and uncertainties, including the need for regulatory approvals, financing and successful completion of construction. For a full discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report or Form 10-K for the most recently ended fiscal year.